                              PUT OPTION AGREEMENT

      This agreement dated as of April 30, 1993 by and among AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a __________________ banking corporation with offices at 33 North La Salle Street, Chicago, IL 60690 (the "Bank"); WMS INDUSTRIES INC., a Delaware corporation, with its principal executive offices at 3401 N. California Avenue, Chicago, Illinois 60618 ("WMS"), BURTON I. KOFFMAN residing at 300 Plaza Drive, Binghamton, New York 13902 (the "Borrower"), and EMPIRE HOTEL CORP., a Nevada corporation having its principal office at 300 Plaza Drive, Box 1568, Binghamton, New York 13902 (the "Pledgor").

                              W I T N E S S E T H :

      WHEREAS, the Borrower desires to borrow from the Bank and the Bank is willing to lend to the Borrower $1,000,000 (the "Loan") provided, among other matters, the Borrower provides adequate collateral to the Bank; and

      WHEREAS, the Pledgor, an affiliate of the Borrower, has offered to pledge 20 shares of common stock (the "Pledged Stock") of Williams Hospitality Management Corporation, a Delaware corporation ("WHMC"), to the Bank as collateral for the Loan; and

      WHEREAS,   the  Pledgor  owns  332.5  shares  of  common  stock  of  WHMC, constituting 33.25% of the outstanding shares of common stock of WHMC; and

      WHEREAS, through wholly-owned subsidiaries, WMS owns 550 shares of common stock of WHMC, constituting 55% of the outstanding shares of common stock of WHMC; and

      WHEREAS, pursuant to the terms of an agreement dated April 30, 1992 among WMS, Burton I. and Richard E. Koffman and Hugh A. Andrews, WMS agreed to provide a "Put" Agreement to the Bank with respect to the Pledged Stock; and

      WHEREAS, the Bank has requested that WMS provide the put as hereinafter set forth.

      NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

      1. Grant of Option. WMS hereby grants to the Bank a put option to require WMS to purchase all, but not less than all, of the Pledged Stock for a purchase price of $53,000 per share, or an aggregate purchase price of One Million Sixty Thousand Dollars ($1,060,000.00). The put option shall expire, if not previously exercised, at 5:00 p.m. local time New York, New York on May 5, 1995 (the "Expiration Date"). The put option may be exercised by the Bank at any time on or before the Expiration Date by written notice to WMS of its election to exercise




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

the put option in the manner herein provided. The Bank shall not sell or transfer the Pledged Stock to any third party unless WMS shall have failed to perform its obligations after the Bank shall have exercised the put option.

      2. Closing. The closing with respect to the purchase by WMS of the Pledged Stock upon exercise of the put option shall take place on the fifth business day after the date the put option is exercised by the Bank or at such other date as shall be mutually agreeable to the Bank and WMS. The closing shall be held at the executive offices of the Bank, or such other place as shall be mutually agreeable to the Bank and WMS. At the closing, the Pledged Stock shall be sold, and WMS or its designee shall purchase, the Pledged Stock upon the following terms and conditions.

            (a) The Bank shall deliver to WMS, or its designee, certificates representing the shares of Pledged Stock duly endorsed for transfer or accompanied by appropriate stock powers.

            (b) The shares representing the Pledged Stock and title thereto shall be transferred to WMS, or its designee, free and clear of any liens, claims or encumbrances, except that when acquired by WMS or its designee it is understood that the Pledged Stock shall thereafter by subject to the Amended and Restated Stockholders' Agreement dated May 5, 1992 among WMS Hotel Corporation, Burton I. Koffman, as nominee, Hugh A. Andrews and WHMC (the "WHMC Stockholders' Agreement").

            (c) The purchase price for the Pledged Stock shall be paid by WMS by wire transfer of funds to an account designated by the Bank.

            (d) All transfer taxes, if any, with respect to transfers of the Pledged Stock at the closing shall be the obligation of the Bank.

      3.    Representations and Warranties.

            (a) The Bank represents and warrants that it has full corporate, right, power and authority to enter into and perform this Agreement and to sell and deliver the Pledged Stock.

            (b)   WMS represents and warrants as follows:

                  (i) WMS is a corporation validly existing and in good standing under the laws of the state of Delaware;

                  (ii) The execution and delivery of this put agreement has been duly authorized by the Board of Directors of WMS and no further corporate action is necessary to constitute this put agreement a valid and binding obligation of WMS; and

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                  (iii) The execution,  delivery and  performance by WMS of this
Agreement   does  not  conflict  with  any  provision  of  its   Certificate  of
Incorporation or By-Laws.

            (c) Pledgor represents and warrants that it has full right, power and authority to enter into this Agreement; that Pledgor is the beneficial owner of the Pledged Stock free and clear of all liens, claims and encumbrances other than the WHMC Stockholders' Agreement; and that upon delivery of the certificates representing the Pledged Stock to WMS upon exercise of the put option by the Bank, WMS will acquire the Pledged Stock free and clear of any liens, claims or encumbrances other than the WHMC Stockholders' Agreement. Pledgor agrees that the sale of the Pledged Stock pursuant to this Agreement shall be expressly permitted and shall have priority over any rights of WHMC or its stockholders set forth in the WHMC Stockholders' Agreement.

      4. Adjustments Upon Changes in Capitalization. The aggregate number and class of shares which will constitute the Pledged Stock and the price per share of the Pledged Stock but not the total price will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of WHMC resulting from a stock split or consolidation of the shares or any like capital adjustment or reclassification of the shares or the payment of any stock dividend or any other increase or decrease in the number of shares of WHMC without receipt of consideration by WHMC.

      5.    General Provisions.

            (a) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

            (b) This Agreement may be executed in one or more counterparts and shall become effective when one or more counterparts has been signed by each of the parties.

            (c) Any and all notices or communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement shall be deemed to have been duly given for all purposes if sent by certified or registered mail, return receipt requested and postage prepaid, hand delivered or sent by telegraph, telex or telephone facsimile as follows:

            If to WMS:

            3401 N. California Avenue
            Chicago, Illinois 60618
            Fax:  312-539-2099
            Attention:  President

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

            with a copy to:

            Shack & Siegel, P.C.
            360 Madison Avenue
            New York, New York  10017
            Fax:  212-818-1964
            Attention:  Jeffrey N. Siegel

            If to the Bank:

            American National Bank and Trust Company of Chicago
            33 North La Salle Street
            Chicago, Illinois  60690

            If to the Borrower or the Pledgor:

            Burton I. Koffman
            300 Plaza Drive
            Box 1568
            Binghamton, New York  13902

or at such other address as any party may specify by notice given to the other parties in accordance with this Paragraph 5(c). The date of giving of such notice shall be the date of actual receipt by the addressee of such notice.

            (d) This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

            (e) This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New York.

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

            (f) This put agreement and the pledge and/or sale of the Pledged Stock hereunder has not been registered under the Securities Act of 1933 or the Securities Act of Puerto Rico.

      IN WITNESS WHEREOF, this Agreement has been made and executed as of the date first above written.

                                    AMERICAN NATIONAL BANK &
                                    TRUST COMPANY OF CHICAGO


                                    By:__________________________________

                                    WMS INDUSTRIES INC.

                                    By:__________________________________

                                    _____________________________________
                                    BURTON I. KOFFMAN, Borrower

                                    EMPIRE HOTEL CORP., Pledgor

                                    By:__________________________________

                        AMENDMENT TO PUT OPTION AGREEMENT

      Reference is made to the Put Option Agreement dated April 30, 1993 (the "Put Option Agreement") by and among American National Bank and Trust Company of Chicago, WMS Industries Inc., Burton I. Koffman and Empire Hotel Corporation. Capitalized terms as used herein shall have the same meaning ascribed to such terms in the Put Option Agreement.

      The Put Option Agreement is hereby amended to change the Expiration Date from May 5, 1995 to May 5, 1996.

      Except as set forth in this Amendment, all terms and conditions of the Put Option Agreement shall remain unchanged and in full force and effect.


                                          AMERICAN NATIONAL BANK &
                                          TRUST COMPANY OF CHICAGO

                                          By:__________________________________

                                          WMS INDUSTRIES INC.

                                          By:__________________________________

                                          _____________________________________
                                                BURTON I. KOFFMAN, Borrower

                                          EMPIRE HOTEL CORPORATION, Pledgor

                                          By:__________________________________

                    SECOND AMENDMENT TO PUT OPTION AGREEMENT

      This Second Amendment dated April 9, 1996, amends the Put Option Agreement dated April 30, 1993 (the "Put Option Agreement") by and among American National Bank and Trust Company of Chicago, WMS Industries Inc., Burton I. Koffman and Empire Hotel Corporation and as amended May 5, 1995. Capitalized terms as used herein shall have the same meaning ascribed to such terms in the Put Option Agreement.

      1. Paragraph 1 of the Put Option Agreement is hereby amended to change the Expiration Date from May 5, 1996 to May 5, 1997.

      2. Paragraph 5(c) of the Put Option Agreement is hereby amended to correct the addresses and/or fax numbers of WMS and Shack & Siegel P.C. as follows:

            WMS Industries Inc.
            3401 N. California Avenue
            Chicago, Illinois  60618
            Attention: President
            Fax: 312-961-1020

            Shack & Siegel P.C.
            530 Fifth Avenue, 16th Floor
            New York, New York  10036
            Fax: 212-730-1964
            Attention:  Jeffrey N. Siegel

      Except as set forth in this Amendment, all terms and conditions of the Put Option Agreement shall remain unchanged and in full force and effect.

                                       AMERICAN NATIONAL BANK &
                                       TRUST COMPANY OF CHICAGO

                                       By: /s/
                                           ------------------------------------
                                           William D. Ryan
                                           Second Vice President

                                       WMS INDUSTRIES, INC.

                                       By: /s/
                                           ------------------------------------
                                           Barbara M. Norman
                                           Vice President & Secretary

                                        /s/
                                       ----------------------------------------
                                       BURTON I. KOFFMAN, Borrower

                                       EMPIRE HOTEL CORPORATION, Pledgor

                                       By:_____________________________________




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